Exhibit 10.34 VERITONE, INC. NON-EMPLOYEE DIRECTOR COMPENSATION POLICY Adopted on December 12, 20205 and Effective as of January 1, 2026 (the “Effective Date”) Each member of the Board of Directors (the “Board”) of Veritone, Inc. (the “Company”) who is not employed by the Company or one of its subsidiaries (each, a “Non-Employee Director”) will receive the compensation described in this Non-Employee Director Compensation Policy (this “Director Compensation Policy”) for their Board service, subject to the terms and conditions set forth herein. This Director Compensation Policy may be amended or modified, or any provision of it waived, at any time in the sole discretion of the Board, upon recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”); provided, that any Non-Employee Director may waive all or any portion of their cash or equity compensation in any period in such Non-Employee Director’s sole discretion. Annual Cash Compensation Each Non-Employee Director will be entitled to an annual cash retainer while serving on the Board in the amount set forth below (the “Annual Retainer”). The Annual Retainer will be payable in equal quarterly installments in arrears following the end of each fiscal quarter in which the service occurred, prorated for any partial months of service (with the proration based on the number of calendar days in the quarter that the director served as a Non-Employee Director or held the particular position, as the case may be, divided by 365). Commencing on the Effective Date, each Non-Employee Director will be eligible to receive the following Annual Retainer for service on the Board (as applicable): (a) Annual Board Service Retainer. (i) All eligible Non-Employee Directors: $30,000 (ii) Lead Independent Director (if one is appointed): $20,000 (in addition to the regular Annual Board Service Retainer) (b) Annual Committee Member Service Retainer. (i) Member of the Audit Committee: $7,500 (ii) Member of the Compensation Committee: $5,000 (iii) Member of the Nominating and Corporate Governance Committee: $2,500 (c) Annual Committee Chair Service Retainer (in lieu of Annual Committee Member Service Retainer). (i) Chair of the Audit Committee: $27,500 (ii) Chair of the Compensation Committee: $20,000 (iii) Chair of the Nominating and Corporate Governance Committee: $10,000

2 Equity Compensation Commencing on the Effective Date, each eligible Non-Employee Director will be eligible to receive the equity compensation set forth below. Equity awards will be granted under the Company’s 2023 Equity Incentive Plan, as the same may be amended from time to time, or any successor plan thereto (the “Plan”). (a) Annual Equity Grants. Without any further action of the Board or Compensation Committee, at the close of business on the date of each annual meeting of the Company’s stockholders following the Effective Date (the “Annual Meeting”), each person who is then a Non-Employee Director will automatically receive a restricted stock unit award having a value of $150,000 (the “Annual RSU”). The number of restricted stock units granted as each Non-Employee Director’s Annual RSU shall be determined by dividing (1) the Annual RSU grant value set forth above by (2) the per-share closing price of the Company’s common stock on the date of such annual meeting, or such other “floor” price that may be set by the Compensation Committee which exceeds the closing price of Veritone’s common stock on that date, with the result rounded down to the nearest whole share. In the event that more than one annual meeting of the Company’s stockholders occurs during a given fiscal year, annual equity awards will be made only in connection with the first such meeting to occur in that year. Each Annual RSU will vest on the earlier of the first anniversary of the date of grant or the date immediately preceding the date of the following Annual Meeting. (b) Initial Appointment Equity Grant. For each new Non-Employee Director appointed or elected to the Board other than on the date of an annual meeting of the Company’s stockholders, without any further action of the Board or Compensation Committee, on the date that the new Non-Employee Director first becomes a member of the Board, the new Non-Employee Director will automatically be entitled to a pro-rata portion of the annual equity award (a “Initial RSU”) determined by dividing (1) a pro-rata portion of the Annual RSU grant value set forth above by (2) the per-share closing price of the Company’s common stock on the date the new Non-Employee Director first became a member of the Board, or such other “floor” price that may be set by the Compensation Committee which exceeds the closing price of Veritone’s common stock on that date. The pro-rata portion of the Annual RSU grant value for purposes of an Initial RSU will equal the Annual RSU grant value set forth above multiplied by a fraction (not greater than one), the numerator of which is 12 minus the number of whole months that as of the particular grant date had elapsed since the Company’s last annual meeting of stockholders at which annual equity awards were granted by the Company to Non-Employee Directors, and the denominator of which is 12, with the result to be rounded down to the nearest whole share. Each Initial RSU will vest on the earlier of the first anniversary of the date of grant or the date immediately preceding the date of the following Annual Meeting. (c) One-Time Special Equity Grant (2026). Without any further action of the Board or Compensation Committee, at the close of business on the date of the Company’s 2026 Annual Meeting, each person who is then a Non-Employee Director and was a Non-Employee Director on December 31, 2025 will automatically receive a restricted stock unit award having a value of $150,000 (the “2026 Special RSU”). The number of restricted stock units granted as each Non-Employee Director’s 2026 Special RSU shall be determined by dividing (1) the 2026 Special RSU grant value set forth above by (2) the per-share closing price of the Company’s common stock on the date of such annual meeting, or such other “floor” price that may be set by the Compensation Committee which exceeds the closing price of Veritone’s common stock on that date, with the result rounded down to the nearest whole share. Each Annual 2026 Special RSU will vest on the earlier of the first anniversary of the date of grant or the date immediately preceding the date of the 2027 Annual Meeting. The 2026 Special RSU is a one-time award and is being made in consideration of the extraordinary amount of time and effort expended by the Board of Directors in 2025 in connection with the Company’s numerous financings and other strategic initiatives and transactions. (d) Vesting; Change of Control. The vesting of each Initial RSU, Annual RSU and 2026 Special RSU is subject to the Non-Employee Director’s continuous Service (as defined in the Plan) on the applicable vesting date of each such award. Notwithstanding the foregoing, for each Non-Employee Director who remains in continuous Service with the Company until immediately prior to the occurrence of a Change in Control (as defined in the Plan), the shares subject to such Non-Employee Director’s then-outstanding Initial RSU, Annual RSU and 2026 Special RSU, as applicable, will become fully vested immediately prior to the occurrence of such Change in Control.

3 (d) Remaining Terms. The remaining terms and conditions of each Initial RSU, Annual RSU and 2026 Special RSU, including transferability, will be as set forth in the Company’s Restricted Stock Unit Award Notice and Agreement, in the form adopted from time to time by the Board or Compensation Committee. Non-Employee Director Compensation Limit Notwithstanding anything herein to the contrary, the cash compensation and equity compensation that each Non- Employee Director is eligible to receive under this Director Compensation Policy shall be subject to the limits set forth in the Plan. Ability to Decline Compensation A Non-Employee Director may decline all or any portion of his or her compensation under this Director Compensation Policy by giving notice to the Company prior to the date cash is to be paid or equity awards are to be granted, as the case may be. Expenses The Company will reimburse each Non-Employee Director for any ordinary and reasonable out-of-pocket expenses actually incurred by such director in connection with in-person attendance at and participation in Board and Committee meetings; provided, that such director timely submits to the Company appropriate documentation substantiating such expenses in accordance with the Company’s travel and expense policy as in effect from time to time. * * * * *